UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2025

URGENT.LY INC.

(Exact name of registrant, as specified in its charter)

Delaware	001-41841	46-2848640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8609 Westwood Center Drive, Suite 810

Vienna, VA 22182

(Address of principal executive

offices)

Registrant's telephone number, including area code: (571) 350-3600

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ULY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 12, 2025, Urgent.ly Inc. (the “Company”) filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-12 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock, par value $0.001 per share, effective as of 4:01 p.m., Eastern Time, on March 17, 2025 (the “Effective Time”). The Company’s common stock is expected to begin trading on a reverse-split-adjusted basis on the Nasdaq Global Select Market (“Nasdaq”) as of the open of trading on March 18, 2025 under the existing ticker symbol “ULY.” The CUSIP number for the Company’s common stock will change to 916931207 following the Reverse Stock Split.

The Company’s stockholders approved the Reverse Stock Split and granted the Company’s board of directors (the “Board”) the authority to determine the final split ratio and when to proceed with a reverse stock split at a Special Meeting of Stockholders held on March 12, 2025. Additional information about the stockholder vote is provided under Item 5.07 of this report, below. Following the stockholder meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-12.

As of the Effective Time, every 12 shares of the Company’s issued and outstanding common stock will be combined into one issued and outstanding share of common stock. The total number of authorized shares of common stock will be reduced from 1,000,000,000 to 500,000,000. The number of authorized shares of preferred stock will remain unchanged at 100,000,000 shares, and the par value of the Company’s common stock will remain unchanged at $0.001 per share. Any fractional shares of common stock that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash, with reference to the closing trading price of the Company’s common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest.

As of the Effective Time, proportional adjustments to reflect the Reverse Stock Split will also be made to the number of shares of common stock issuable upon the exercise of the Company’s outstanding warrants and stock options and the number of shares issuable pursuant to outstanding restricted stock units, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive and employee stock purchase plans. The exercise prices and stock price targets of outstanding stock options, warrants, and equity awards will also be proportionately adjusted, where applicable.

The Company’s transfer agent, Equiniti Trust Company, LLC, will serve as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-reverse-split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-reverse-split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to each brokers’ particular processes, and are encouraged to contact the banks, brokers or nominees of such brokerage accounts regarding any questions.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 12, 2025, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 6,822,019 (or 50.53%) of the Company’s issued and outstanding shares of common stock held of record as of February 14, 2025, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business at the Special Meeting.

The Company’s stockholders voted on the following proposal at the Special Meeting, which is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on February 21, 2025. The final vote tabulation for the proposal is set forth below.

1.The authorization and approval of proposed amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
6,711,154	107,372	3,493	N/A

Item 7.01 Regulation FD Disclosure

On March 13, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent such other filing specifically incorporates such information by reference.

Item 8.01 Other Events

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

The Company has registration statements on Form S-8 (File Nos. 333-278390 and 333-275081) on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Urgent.ly Inc.
99.1	Press release dated March 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 13, 2025

URGENT.LY INC.

By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Chief Financial Officer